SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance High Income 2021 Target Term Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Income Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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CLOSED-END FUND

FACT SHEET FOR:

EATON VANCE FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	OCTOBER 29, 2020	PRINCIPAL OFFICE OF THE FUNDS
Approximate Mail Date	NOVEMBER 25, 2020	TWO INTERNATIONAL PLACE
Meeting Date	JANUARY 7, 2021 @ 11:30 AM (ET)	BOSTON, MASSACHUSETTS 02110
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGES 4-5	Inbound Line	1-800-622-1569
CUSIPs	SEE PAGES 4-5	Website	https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

What are Shareholders being asked to vote on?

PROPOSAL 1: Approval of a new investment advisory agreement for each Fund listed below with Eaton Vance Management (“Eaton Vance”);

1A.:	EVM, CEV, EOI, EOS, EVV, EIM, EVN, ENX, ETJ, EVG, ETB, ETV, ETY, EVT, ETW, EXG, ETG, and ETO

Approval of a new investment advisory agreement with Eaton Vance to continue to serve as the Fund’s investment adviser;

1B:	EFL, EHT, ETX, EOT, and EXD

Approval of a new investment advisory and administrative agreement with Eaton Vance to continue to serve as the Fund’s investment adviser and administrator;

PROPOSAL 2: Approval of a new investment sub-advisory agreement for each Fund listed below;

2A.:	ETG, ETO, and EXG

Approval of a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to continue to serve as the Fund’s investment sub-adviser;

2B:	ETB, ETV, ETW, and EXD

Approval of a new investment sub-advisory agreement with Parametric Portfolio Associates LLC to continue to serve as the Fund’s investment sub-adviser;

What is happening?

On October 7, 2020, Eaton Vance Corp. (“EVC”), the parent company of Eaton Vance, each Fund’s investment adviser, entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its affiliates, including Eaton Vance (the “Transaction”). The closing of the Transaction is subject to the completion or waiver of various conditions, and is expected to close in the second quarter of 2021 (the “Closing”).

The Transaction is relevant to your Fund(s) because Eaton Vance serves as investment adviser to the Funds. In addition, certain Funds have investment sub-advisory relationships with either Eaton Vance Advisers International Ltd. (“EVAIL”) or Parametric Portfolio Associates LLC (“Parametric”), each of which is a subsidiary of EVC. Upon the Closing, Eaton Vance, EVAIL, and Parametric will become indirect wholly-owned subsidiaries of Morgan Stanley.

What are shareholders being asked to approve?

Shareholders of each Fund will be asked to approve a new investment advisory agreement with Eaton Vance and shareholders of certain Funds will also be asked to approve a new investment sub-advisory agreement (each, a “Proposal” and, collectively, the “Proposals”).

Upon the Closing, each Fund’s investment advisory agreement with Eaton Vance and, if applicable, investment sub-advisory agreement with EVAIL or Parametric may be deemed to automatically terminate.

Each Fund’s Board unanimously recommends that you approve a new investment advisory agreement with Eaton Vance and, if applicable, a new investment sub-advisory agreement with EVAIL or Parametric, to ensure that these entities will continue to serve as the Funds’ investment advisers and, if applicable, sub-advisers upon the Closing.

What is the applicable law that will cause the current investment advisory and investment sub-advisory agreements to terminate?

The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement.

How will the Transaction affect Eaton Vance, EVAIL, and Parametric?

Following the Closing, Eaton Vance is expected to operate as an indirect wholly-owned subsidiary of Morgan Stanley and is expected to retain its existing portfolio management and other key personnel who provide services to the Funds. Further, EVAIL and Parametric are expected to maintain their respective portfolio management and other key personnel who provide services to the Funds.

How will the Transaction potentially benefit my Fund?

It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships.

Approval of the new investment advisory and investment sub-advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund’s operations continue uninterrupted after the Closing.

How do the proposed new investment advisory and new investment sub-advisory agreements differ from my Fund’s current investment advisory and investment sub-advisory agreements?

While certain provisions have been updated, the proposed new investment advisory agreements with Eaton Vance are substantially similar to the current investment advisory agreements with Eaton Vance.

The proposed new investment sub-advisory agreements with EVAIL and Parametric are substantially similar to the current investment sub-advisory agreements with EVAIL and Parametric, respectively.

The services that your Fund(s) will receive under the new investment advisory agreement and, if applicable, investment sub-advisory agreement, are expected to be substantially similar to those it receives under the current investment advisory agreement and, if applicable, investment sub-advisory agreement.

Will my Fund’s contractual management fee rates increase?

The investment advisory fee rates and the investment advisory and administrative services fee rates (referred to collectively as “management fee” rates) proposed for the Funds will remain the same as under their existing agreements. No sub-adviser will receive increased investment sub-advisory fees as a result of the Transaction.

Will the new investment advisory agreement and the new investment sub-advisory agreements result in any changes in the investment objective(s) or investment strategy of my Fund?

The new agreements are not expected to result in any changes to any Fund’s investment objective(s) or investment strategy.

Will the new investment advisory agreement and the new investment sub-advisory agreements result in any changes in the portfolio management?

The portfolio managers for each Fund are expected to continue in such roles upon the Closing.

Will one Proposal pass if the other Proposal is not approved?

The Proposals are subject to the Closing. If the Closing does not occur, the Proposals will be deemed null and the Boards will consider whether other appropriate actions are warranted.

Proposal 1 is not contingent on the approval of Proposal 2. Proposal 2, with respect to a particular Fund, is contingent upon approval of Proposal 1 by shareholders of that Fund.

If the shareholders of a given Fund do not approve Proposal 1, Proposal 2 will be deemed null with respect to that Fund and the Board of that Fund will then consider whether other appropriate actions, if any, are warranted.

Will the Transaction be completed if this Proposal is not approved?

The Closing may take place even if shareholders of a Fund(s) do not approve the Proposal(s). If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement.

In addition, Eaton Vance could (and expects to) propose that the Board of each Fund approve an interim investment advisory agreement and, as applicable, an interim investment sub-advisory agreement to permit continuity of management while solicitation continues. The terms of the interim investment advisory and sub-advisory agreements would be identical to those of the current agreements except for term and escrow provisions required by applicable law.

Is my Fund paying for the Transaction or the proxy solicitation?

The Funds will not bear any portion of the costs associated with the Transaction. All costs of the Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing the Proxy Statement, will be borne by EVC.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR”

PROPOSAL 1 AND, IF APPLICABLE, PROPOSAL 2

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign, date and return the card in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on your proxy card.

ADDITIONAL INFORMATION REGARDING THE MEETING LOCATION

As part of the effort to maintain a safe and healthy environment at the Meeting, the Funds and the Funds’ Boards of Trustees (each a “Board” and, collectively, the “Boards”) are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19.

For that reason, the Boards reserve the right to reconsider the date, time, and/or means of convening the Meeting for one or more Funds. Subject to any restrictions imposed by applicable law, the Boards may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.

If the Boards choose to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the U.S. Securities and Exchange Commission as additional proxy material.

Proxy Materials Are Available Online At:

https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

The role of AST Fund Solutions as proxy solicitor is mentioned on page _ of the Proxy Statement.

NAME OF FUND	TICKER	CUSIP
Eaton Vance California Municipal Bond Fund	EVM	27828A100
Eaton Vance California Municipal Income Trust	CEV	27826F101
Eaton Vance Enhanced Equity Income Fund	EOI	278274105
Eaton Vance Enhanced Equity Income Fund II	EOS	278277108
Eaton Vance Floating-Rate 2022 Target Term Trust	EFL	27831H100
Eaton Vance Floating-Rate 2022 Target Term Trust VRTP	EFL	27831H209
Eaton Vance High Income 2021 Target Term Trust	EHT	27829W101
Eaton Vance Limited Duration Income Fund	EVV	27828H105
Eaton Vance Limited Duration Income Fund APS Series A	EVV	27828H204
Eaton Vance Limited Duration Income Fund APS Series B	EVV	27828H303

NAME OF FUND	TICKER	CUSIP
Eaton Vance Limited Duration Income Fund APS Series C	EVV	27828H402
Eaton Vance Limited Duration Income Fund APS Series D	EVV	27828H501
Eaton Vance Limited Duration Income Fund APS Series E	EVV	27828H600
Eaton Vance Municipal Bond Fund	EIM	27827X101
Eaton Vance Municipal Income 2028 Term Trust	ETX	27829U105
Eaton Vance Municipal Income Trust	EVN	27826U108
Eaton Vance National Municipal Opportunities Trust	EOT	27829L105
Eaton Vance New York Municipal Bond Fund	ENX	27827Y109
Eaton Vance Risk-Managed Diversified Equity Income Fund	ETJ	27829G106
Eaton Vance Short Duration Diversified Income Fund	EVG	27828V104
Eaton Vance Tax-Advantaged Dividend Income Fund	EVT	27828G107
Eaton Vance Tax-Advantaged Global Dividend Income Fund	ETG	27828S101
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	ETO	27828U106
Eaton Vance Tax-Managed Buy-Write Income Fund	ETB	27828X100
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	ETV	27828Y108
Eaton Vance Tax-Managed Buy-Write Strategy Fund	EXD	27829M103
Eaton Vance Tax-Managed Diversified Equity Income Fund	ETY	27828N102
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	ETW	27829C105
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	EXG	27829F108

Eaton Vance Closed-End Funds

Abstention Script

(ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Eaton Vance Closed-End Funds.

I apologize for any inconvenience; however, since I assume you are not able to attend the Joint Special Meeting of Shareholders for the Eaton Vance Funds scheduled to take place on January 7, 2021, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Closed-End Funds before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Special Meeting of Shareholders, which will help avoid costly adjournments.

Would you like to Abstain?

Eaton Vance Closed-End Funds

Any Vote Call Guide

(Any Vote)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Closed-End Funds.

The reason for my call is to inform you that the Joint Special Meeting of Shareholders is scheduled to take place on January 7, 2021 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “For” of the proposals, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “For”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own in the Eaton Vance Closed-End Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance Closed-End Funds

Level I Answering Machine Script

Hello.

I am calling regarding your investment in the Eaton Vance Closed-End Funds.

The Joint Special Meeting of Shareholders is scheduled to take place on January 7, 2021. All shareholders are being asked to consider and vote on important matters. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-622-1569 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Eaton Vance Closed-End Funds

Level I Call Guide

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Closed-End Funds. I wanted to confirm that you have received the proxy material for the Joint Special Meeting of Shareholders scheduled to take place on January 7, 2021.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “For” the proposals.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Board of Trustees is recommending a vote “For” the proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Closed-End Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)